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                                                                    Exhibit 23.2


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Alkermes, Inc. on Form S-8 of our report dated May 23, 2003 (June 18, 2003 as to
Note 15), appearing in the Annual Report on Form 10-K of Alkermes, Inc. for the year ended March 31, 2003.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
July 18, 2003